SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2003


                          CELLEGY PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-26372                                              82-0429727
----------------------------                             -----------------------
       (Commission                                          (IRS Employer
       File Number)                                         Identification No.)


       349 Oyster Point Boulevard, Suite 200
              South San Francisco, CA                            94080
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


                                 (650) 616-2200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         Cellegy Pharmaceuticals, Inc. (the "Company") announced today in a press release that it has received a communication from the United States Food and Drug Administration ("FDA") advising that the Company's New Drug Application ("NDA") for Fortigel(TM) (testosterone gel) 2% is not approvable.

         In its letter, the FDA stated that in its opinion the following deficiencies in the Fortigel NDA were found: (1) there is insufficient information to establish that high supraphysiologic daily Cmax serum testosterone levels achieved in a significant portion of participants in the Company's major clinical study supporting the NDA are safe under conditions of chronic administration; and (2) there is insufficient information provided to demonstrate that the dose of the product can be adjusted to consistently preclude achieving these high supraphysiological testosterone levels. In the clinical study, approximately 29% of the study participants experienced supraphysiological Cmax levels, but those levels occurred for relatively short periods of time.

         The Company believes that the evidence submitted in the Fortigel NDA and the existing body of published information on the safety of testosterone therapy support product approval, and the Company plans to meet with the FDA to explore its options relating to the agency's decision. There can be no assurance, however, concerning the outcome of any meeting with the FDA or any further regulatory proceedings regarding Fortigel.

         This Report on Form 8-K contains forward-looking statements. Actual results may differ materially from results contemplated by such forward-looking statements, depending on many factors, including factors beyond the Company's control. There can be no assurance regarding the outcome of meetings that may occur between the Company and the FDA or that, if the Company pursues regulatory options, such outcomes will be successful. Actual results, particularly with regard to the outcome of ongoing or planned clinical trials, may differ materially from those discussed above. In addition, there can be no assurance that any of the Company's other products will be approved by regulatory authorities or successfully marketed following approval. For more information regarding risk factors that may affect our business and future operations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------
                  None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2003                     CELLEGY PHARMACEUTICALS, INC.

                                        By: /s/ A. Richard Juelis
                                            -----------------------------
                                            A. Richard Juelis
                                            Vice President, Finance and
                                            Chief Financial Officer